                                                                   EXHIBIT 10.29


                              NINTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT


          THIS NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into as of the 14th day of September, 1998, to be effective (unless otherwise specified herein) as of September 14, 1998 (the "Effective Date"), by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor in interest by merger to FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as SHAWMUT CAPITAL CORPORATION, successor in interest by assignment to BARCLAYS BUSINESS CREDIT, INC. ("Lender"), LOWRANCE ELECTRONICS, INC., a Delaware corporation ("Lowrance"), LEI EXTRAS, INC., a Delaware corporation ("LEI"), LOWRANCE CONTRACTS, INC., a Delaware corporation ("Lowrance Contracts"), and SEA ELECTRONICS, INC., an Oklahoma corporation ("Sea Electronics") (Lowrance, LEI, Lowrance Contracts and Sea Electronics are herein individually and collectively called "Borrower").

                                   RECITALS

          A. Borrower, Lowrance Australia Pty Limited ("Lowrance Australia") and Lender have entered into that certain Loan and Security Agreement, dated December 15, 1993, as amended by (i) that certain First Amendment to Loan and Security Agreement, dated October 16, 1995, by and among Lender, Borrower and Lowrance Australia, (ii) that certain Second Amendment to Loan and Security Agreement, dated November 1, 1996 by and among Lender and Borrower, (iii) that certain Third Amendment to Loan and Security Agreement, dated December 30, 1996, by and among Lender and Borrower, (iv) that certain Fourth Amendment to Loan and Security Agreement, entered into effective as of April 1, 1997, by and among Lender and Borrower, (v) that certain Fifth Amendment to Loan and Security Agreement, entered into effective as of August 25, 1997, by and between Lender and Borrower ("Fifth Amendment"), (vi) that certain Sixth Amendment to Loan and Security Agreement and Certain Other Loan Documents, entered into effective as of August 28, 1997, by and between Lender and Borrower, (vii) that certain Seventh Amendment to Loan and Security Agreement, entered into effective as of November 1, 1996, by and between Lender and Borrower, and (viii) that certain Eighth Amendment to Loan and Security Agreement, made and entered into as of December 9, 1997, by and between Lender and Borrower (as amended, the "Loan Agreement").

          B. Borrower and Lender desire to amend the Loan Agreement and certain of the other Loan Documents as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  Definitions

          1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.



                                  ARTICLE II

                                  Amendments



     2.01 Amendment to Section 1.1 of the Loan Agreement; Amendment of Certain Definitions. Effective as of the Effective Date, Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

           "Ninth Amendment Agreement - the Ninth Amendment to Loan and Security Agreement, executed in September of 1998, by Lender and Borrower."

     2.02 Amendment to Section 9.3 of the Loan Agreement. Effective as of the Effective Date, Section 9.3 of the Loan Agreement is deleted in its entirety, and the following is substituted therefor:

           "9.3 Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

                 (A) Minimum Tangible Net Worth. Maintain a Consolidated Tangible Net Worth of not less than the amount indicated below on the last day of each calendar month during the period corresponding thereto:

                                PERIOD                                       AMOUNT
                                ------                                       ------
                 (a) August 1, 1998 through August 31, 1998              (a) $ 8,788,000
                 (b) September 1, 1998 through September 30, 1998        (b) $ 8,432.000
                 (c) October 1, 1998 through October 31, 1998            (c) $ 8,263,000
                 (d) November 1, 1998 through November 30, 1998          (d) $ 8,099,000
                 (e) December 1, 1998 through December 31, 1998          (e) $ 7,961,000
                 (f) January 1, 1999 through January 31, 1999            (f) $ 7,918,000
                 (g) February 1, 1999 through February 28, 1999          (g) $ 8,530,000
                 (h) March 1, 1999 through March 31, 1999                (h) $ 9,128,000
                 (i) April 1, 1999 through April 30, 1999                (i) $ 9,743,000
                 (j) May 1, 1999 through May 31, 1999                    (j) $10,053,000
                 (k) June 1, 1999 through June 30, 1999                  (k) $10,185,000
                 (l) July 1, 1999 and thereafter                         (l) $10,262,000

                 (B) Maximum Leverage Ratio. Maintain, on a Consolidated basis, a ratio of (i) total Indebtedness to (ii) Tangible Net Worth of not more than the ratio shown below as of the last day of each calendar month during the period corresponding thereto:

                            PERIOD                                       RATIO
                            ------                                       -----
          (a) August 1, 1998 through August 31, 1998              (a)  5.4 to 1.0
          (b) September 1, 1998 through September 30, 1998        (b)  5.6 to 1.0
          (c) October 1, 1998 through October 31, 1998            (c)  5.4 to 1.0
          (d) November 1, 1998 through November 30, 1998          (d)  5.5 to 1.0
          (e) December 1, 1998 through December 31, 1998          (e)  5.6 to 1.0
          (f) January 1, 1999 through January 31, 1999            (f)  5.9 to 1.0
          (g) February 1, 1999 through February 28, 1999          (g)  5.7 to 1.0
          (h) March 1, 1999 through March 31, 1999                (h)  5.3 to 1.0
          (i) April 1, 1999 through April 30, 1999                (i)  4.5 to 1l.0
          (j) May 1, 1999 through May 31, 1999                    (j)  4.0 to 1.0
          (k) June 1, 1999 through June 30, 1999                  (k)  3.4 to 1.0
          (l) July 1, 1999 through April 30, 2000                 (l)  3.5 to 1.0
          (m) May 1, 2000 through July 31, 2000                   (m)  4.5 to 1.0
          (n) August 1, 2000 through April 30, 2001               (n)  3.5 to 1.0
          (o) May 1, 2001 through July 31, 2001                   (o)  4.5 to 1.0
          (p) August 1, 2001 through December 31, 2001            (p)  3.5 to 1.0

          (C) Fixed Charge Ratio. Maintain, on a Consolidated basis, a fixed Charge Ratio of not less than the ratio shown below for the periods corresponding thereto.

                                 PERIOD                                  RATIO
                                 ------                                  -----
          (a) Three calendar month period ending on               (a)  0.3 to 1.0
              October 31, 1998
          (b) Six calendar month period ending on January         (b)  0.4 to 1.0
              31, 1999
          (c) Nine calendar month period ending on April          (c)  0.9 to 1.0
              30, 1999
          (d) Twelve calendar month period ending on July         (d)  1.0 to 1.0
              31, 1999
          (e) Twelve calendar month period ending on the          (e)  1.0 to 1.0
              last day of each thereafter occurring
              October, January, April and July

     2.03 Deletion of Cure Period for Violation of Section 9.3(C) of the Loan Agreement. Effective as of the date of execution of this Amendment, the cure period for a violation of Section 9.3(C) of the Loan Agreement set forth in
Section 2.31 of the Fifth Amendment is hereby deleted.

     2.04  Amendment to Section 11.1 of the Loan Agreement; Addition of New
Section 11.1(Q). Effective as of the Effective Date, a new Section 11.1(Q), Additional $3,000,000 in Cash Equity by November 30, 1998, is added to the Loan Agreement to read in its entirety as follows:

               "(Q) Additional $3,000,000 in Cash Equity by November 30, 1998. Borrower fails by November 30, 1998 to supply evidence satisfactory to Lender, in Lender's sole discretion, that Lowrance Electronics, Inc. has received after the date of execution of the Ninth Amendment an additional $3,000,000 in cash in the form of either additional equity or new Subordinated Debt, such additional equity and Subordinated Debt to be upon terms and conditions and pursuant to documentation satisfactory to Lender, in Lender's sole discretion."

                                  ARTICLE III
                             Conditions Precedent

     3.01 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

           (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender: (i) this Amendment, duly executed by Borrower; and (ii) such additional documents, instruments and information as Lender or its legal counsel may request;

           (b) The representations and warranties contained herein, in the Loan Agreement and in the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

           (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and

           (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                  ARTICLE IV
                                   No Waiver

          Upon satisfaction of the conditions and covenants set forth in Section
3.01 of this Amendment, Lender hereby waives any Default or Event of Default which occurred due to the violation by Borrower of the following covenants in the Loan Agreement:

          (a) Borrower respectively failed for the period beginning on June 1, 1998 and continuing through June 30, 1998, and the period beginning on July 1, 1998 and continuing through July 31, 1998, to maintain a Consolidated Tangible Net Worth of not less than the amount set forth in Section 9.3(A) of the Loan Agreement, each of which is a violation of Section 9.3(A) of the Loan Agreement;

          (b) Borrower respectively failed for the period beginning on June 1, 1998, and continuing through June 30, 1998, and the period beginning on July 1, 1998, and continuing through July 31, 1998, to maintain a ratio of total Indebtedness to Tangible Net Worth of not more than the ratio set forth in
Section 9.3(B) of the Loan Agreement, each of which is a violation of Section 9.3(B) of the Loan Agreement; and

          (c) Borrower failed to maintain for the twelve calendar month period ending on July 31, 1998, a Fixed Charge Ratio of not less than the ratio set forth in Section 9.3(C) of the Loan Agreement, which is a violation of Section 9.3(C) of the Loan Agreement.

          Except as otherwise specifically provided for in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE V
                 Ratifications, Representations and Warranties

          5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

          5.02 Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; (e) the Borrower's Certificate of Incorporation and Bylaws are in full force and effect on and as of the date hereof without modification or amendment in any respect since November 1, 1996; (f) as of the date hereof, (i) Borrower is in existence and in corporate and tax good standing in the State of its organization, (ii) the Borrower is qualified to do business as a foreign corporation and is in corporate and tax good standing in each jurisdiction where Borrower is doing business and is required to be so qualified, (iii) Borrower does not owe franchise taxes or other taxes required to maintain its corporate existence and no franchise tax reports are due, and (iv) no proceedings are pending for forfeiture of the Borrower's charter or for its dissolution either voluntarily or involuntarily; and (g) the officer of Borrower executing this Amendment has been duly elected and is, at present, qualified and acting in the office indicated below such officer's name and is duly authorized to execute this Amendment on behalf of Borrower.

                                  ARTICLE VI
                           Miscellaneous Provisions

          6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

          6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

          6.03 Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

          6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

          6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

          6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

          6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

          6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF

THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

          6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND THE NEGOTIATION OF AND EXECUTION OF THIS AMENDMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.


                                 "LENDER"

                                 FLEET CAPITAL CORPORATION


                                 By: /s/ Hance VanBeber
                                    ----------------------------------

                                 Name: Hance VanBeber
                                      --------------------------------

                                 Title: Vice President
                                       -------------------------------

                                 "BORROWER"

                                 LOWRANCE ELECTRONICS, INC.


                                 By: /s/ Darrell J. Lowrance
                                    ----------------------------------
                                    Darrell J. Lowrance, President


                                 LEI EXTRAS, INC.


                                 By: /s/ Steven L. Schneider
                                    ----------------------------------
                                    Steven L. Schneider, President


                                 LOWRANCE CONTRACTS, INC.


                                 By: /s/ Terry R. Nimmo
                                    ----------------------------------
                                    Terry R. Nimmo, Vice President


                                 SEA ELECTRONICS, INC.


                                 By: /s/ Steven L. Schneider
                                    ----------------------------------
                                    Steven L. Schneider, President